SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            Reported): March 6, 2002


                       Asset Backed Securities Corporation
                      Origen Manufactured Housing Contract
          Senior/Subordinated Pass-Through Certificates, Series 2002-A


                       ASSET BACKED SECURITIES CORPORATION
   -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       333-44300             13-3354848
-------------------------------         -------------       --------------------
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
        Incorporation)                   File Number)       Identification No.)

                                11 Madison Avenue
                            New York, New York 10010
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)



        Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Asset Backed Securities Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset Backed Securities Corporation Origen Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-A.

     In connection with the offering of the Asset Backed Securities Corporation Origen Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-A, Credit Suisse First Boston Corporation ("CSFB"), the underwriters of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Underlying Certificates in the related underlying trust funds, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated March 6, 2002.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1   Computational Materials
                filed on Form SE dated March 6, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASSET BACKED SECURITIES CORPORATION



                                            By: /s/ Fiachra O'Driscoll
                                                -------------------------------
                                                Name:    Fiachra O'Driscoll
                                                Title:   Vice President



Dated: March 6, 2002

Exhibit Index
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Exhibit                                                                     Page
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99.1       Computational Materials
           filed on Form SE dated March 6, 2002.